UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	FEBRUARY 28

Date of reporting period:	MARCH 1, 2011 – FEBRUARY 28, 2012
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

Annual Report

Managers AMG Funds

February 29, 2012

Systematic
FINANCIAL MANAGEMENT

Systematic Value Fund

Systematic Mid Cap Value Fund

Managers
INVESTMENT GROUP

AR004-0212

Managers AMG Funds

Systematic Value Fund and Systematic Mid Cap Value Fund

Annual Report — February 29, 2012

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Systematic Value Fund	4

Systematic Mid Cap Value Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	14

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	15

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	16

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	17

Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	18

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22

Accounting and distribution policies, details of agreements and transactions with management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our funds, like those detailed in this report, are therefore designed to be building blocks.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the funds.

Below is a brief overview of the securities markets and the performance results for the funds. Following this letter, we also provide the portfolio managers’ discussion of their investment management approach, performance results, and market outlook.

The U.S. equity market generated modestly positive returns as the Russell 3000® Index returned 4.45% through February 29, 2012 over the trailing 12 months. During the last 12 months, large-cap stocks outperformed small-cap stocks and growth beat value. As a result, the best performing segment of the U.S. equity market was large cap growth. The Russell 1000® Growth Index returned 7.62% and handily outperformed the Russell 1000® Value Index, which returned 2.18%. Over the same time period the Russell 1000® Index returned 4.86%, compared to -0.15% for the Russell 2000® Index.

The above-mentioned modest returns do not tell the full story of the last 12 months, which were dominated by macro, global developments such as the Japanese earthquake, the Arab spring and the European debt crisis. Between February 28, 2011 and September 30, 2011, the Russell 3000® Index had returned roughly -15%. The negative returns generated during this seven-month period were concentrated during the third quarter of 2011. Fear surrounding the European debt crisis, the sustainability of the U.S. recovery and the possibility of slowing growth in emerging markets weighed on U.S. equities during late summer and early fall. This quickly changed in early October, as domestic economic data improved. This caused investor concerns of a double-dip recession to evaporate and a strong rally ensued. Additionally, signs of progress in resolving the European debt crisis comforted investors and lead to a return to the “risk-on” trade. Between September 30, 2011 and February 29, 2012, the Russell 3000® Index rallied over 22% and the Russell 2000® Index, a proxy for U.S. small-cap stocks, returned over 25%. Political developments in Europe raised confidence we would avoid Lehman 2.0. Unfortunately, those developments have not lead to much change in Europe as we continue to await a long-term solution. The end result was a modestly positive 12-month return for the Russell 3000® Index. Markets were volatile and investors remain uneasy. Most of the macro factors that caused markets to turn negative in mid-2011 remain.

Against this backdrop, the Systematic Value Fund (Institutional Class) and the Systematic Mid Cap Value Fund (Institutional Class) generated the following returns as detailed below:

Periods Ended 02/29/12	6 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Systematic Value Fund — Institutional Class	11.94%	(2.87)%	23.11%	(1.19)%	4.80%	04/01/2002
Russell 1000® Value Index	12.84%	2.18%	25.01%	(1.08)%	4.34%	04/01/2002
Systematic Mid Cap Value Fund — Institutional Class	12.01%	(1.49)%	25.54%	3.50%	4.19%	12/21/2006
Russell MidCap® Value Index	12.13%	1.45%	31.85%	1.03%	1.76%	12/21/2006

1

Letter to Shareholders (continued)

For the 12-month period ending February 29, 2012, the Systematic Value Fund Institutional Class returned -2.87%, versus the Russell 1000® Value Index at 2.18%. The Fund’s underperformance is due to a combination of security selection, unfavorable sector weightings and a challenging, macro-driven environment for investors. Stock selection detracted the most within the information technology and materials sectors. Additionally, the Fund’s pro-cyclical tilt, driven by Systematic’s investment process, also hurt performance as defensive sectors performed best. Lastly, the market was dominated by macro factors. This meant strong fundamentals were often ignored and stock correlations were elevated. This creates a challenging environment for Systematic.

For the 12-month period ending February 29, 2012, the Systematic Mid Cap Value Fund Institutional Class returned -1.49%, versus the Russell Mid Cap® Value Index at 1.45%. Similar to its large-cap counterpart, the Fund’s underperformance is due to poor security selection, unfavorable portfolio positioning and a challenging, macro-driven environment. Stock selection detracted the most within the information technology and materials sectors. Additionally, the Fund’s pro-cyclical tilt, which is evident in underweights to utilities and consumer staples, detracted since defensive sectors performed best. Systematic’s investment process was also out of favor. Fundamentals were generally ignored and stock correlations were elevated, particularly during the third quarter.

Systematic is generally optimistic with respect to the outlook for the market and the Fund over the next 12 months. The improving recent U.S. macroeconomic data and bottom-up company research suggest the economy will grow again over the next 12 months and the domestic economy is entering the middle innings of this cycle. Thus far in 2012, this has held true and the Fund has performed well with the investment strategy returning to favor. Earnings have begun to drive stock returns again. Fundamentals have begun to matter again. Systematic suspects the very compelling recent equity valuations will be too tempting for investors to ignore for long, and that fundamental investment strategies will continue to be in favor through the remainder of 2012 and beyond.

The following report covers the 12-month period ending February 29, 2012. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other funds in our family, please feel free to contact us at 1-800-835-3879, or visit our web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended February 29,2012	Expense Ratio for the Period	Beginning Account Value 09/01/2011	Ending Account Value 02/29/2012	Expenses Paid During the Period*
Systematic Value Fund
Class A
Based on Actual Fund Return	1.06%	$1,000	$1,118	$5.60
Based on Hypothetical 5% Annual Return	1.06%	$1,000	$1,020	$5.34
Class C
Based on Actual Fund Return	1.81%	$1,000	$1,114	$9.53
Based on Hypothetical 5% Annual Return	1.81%	$1,000	$1,016	$9.08
Institutional Class
Based on Actual Fund Return	0.81%	$1,000	$1,119	$4.28
Based on Hypothetical 5% Annual Return	0.81%	$1,000	$1,021	$4.08

Systematic Mid Cap Value Fund
Class A
Based on Actual Fund Return	1.12%	$1,000	$1,119	$5.90
Based on Hypothetical 5% Annual Return	1.12%	$1,000	$1,019	$5.62
Class C
Based on Actual Fund Return	1.87%	$1,000	$1,115	$9.83
Based on Hypothetical 5% Annual Return	1.87%	$1,000	$1,016	$9.37
Institutional Class
Based on Actual Fund Return	0.87%	$1,000	$1,120	$4.59
Based on Hypothetical 5% Annual Return	0.87%	$1,000	$1,021	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Systematic Value Fund

Investment Manager’s Comments

The Year in Review

Over the 12 months ended February 29, 2012, the Systematic Value Fund (Institutional Class) (the “Fund”) returned -2.87%, lagging the 2.18% return of the Russell 1000 Value® Index.

The trailing 12-month period was a volatile time for the equity markets, with signs of improvement coming during the fourth quarter that has carried over to early 2012. Flight-to-quality became a defining characteristic over the course of the past 12 months, especially once fears about Europe began to dominate the headlines once again. The bulk of the Fund’s underperformance occurred during the third quarter of 2011. It was primarily a result of stock prices decoupling from earnings during the quarter, as we experienced a deceleration of macroeconomic growth during the summer. However, lingering concerns among some investors about a double-dip recession were assuaged by some positive economic data in the final months of 2011 and the positive developments have continued in 2012. The positive economic developments have spanned the retail, manufacturing, housing and financial sectors. These favorable releases helped lower investors’ risk aversion and allowed the Fund to participate in a rally that saw some U.S. equity indexes appreciate over 25%.

The respectable finish to 2011 and beginning of 2012 notwithstanding, the past 12 months presented some challenges for active managers. Investors alternated between risk aversion and risk tolerance throughout. This caused correlations among individual stock returns to reach record levels in late-summer — higher than during the Great Depression and the 2008 Financial Crisis. As a result, stock prices did not follow cash flow and earnings trends as they typically do. The elevated correlations were a headwind for our strategy, as the superior earnings and cash flow fundamentals of our companies went unrewarded by Wall Street for a good portion of the year.

For the trailing one year period ending February 29, 2012, the Fund underperformed its primary benchmark by approximately 500 basis points. The Fund’s underperformance for the period was driven by both stock selection and unfavorable positioning. Because our rigorous bottom-up focus on company fundamentals led us to construct a generally pro-cyclical portfolio, our individual stock selection tended to focus on companies leveraged to a sustained economic recovery (so-called high-beta stocks). This was a negative earlier in the time period, particularly during the third quarter. This was largely due to the temporary macroeconomic deceleration in the summer of 2011 and the overall volatility spurred by financial instability in Europe. This had a negative impact on U.S. investors, which were uncertain about the potential ramifications for banks and the sustainability of the global recovery. Systematic’s steadfast commitment to bottom-up investing and stock fundamentals was eventually rewarded during the fourth quarter and the first two months of 2012, as double-dip concerns have diminished and markets began to normalize. Generally speaking, this has helped companies more likely to benefit from an economic recovery to outperform. The Fund’s tilt has helped relative results.

Stock selection also contributed to the Fund’s underperformance. Stock selection in the information technology and materials sectors lagged the Index most significantly, with consumer staples, energy, and utilities also detracting. The strongest sector on a stock-picking basis was consumer discretionary. It made the largest contribution to absolute and relative results. The financials sector detracted from absolute returns, but the Fund’s holdings held up better than the Index and this helped offset some of the abovementioned detractors.

From a sector allocation standpoint, our underweights to utilities and consumer staples hurt relative performance as these were two of the best performing sectors within the Index. During 2011, investors favored the utilities sector for its defensive characteristics and its high dividend yield. In light of the persistent low interest rate environment, utilities provided for a credible investment alternative to bonds in 2011.

As of February 29, 2012, the Fund’s positioning was still pro-cyclical in nature. This was evident as our bottom-up portfolio construction process produced overweights relative to the Index in such sectors as information technology, industrials and materials. Similarly, the Fund was underweight defensive sectors such as consumer staples and utilities. The Fund also held an underweight to the telecommunication sector.

Looking Forward

We are generally optimistic with respect to the outlook for the market and the Fund over the next 12 months. The improving recent U.S. macroeconomic data and bottom-up company research we conduct all suggest the economy will grow again over the next 12 months. We believe the domestic economy is just entering the middle innings of this cycle, a period that may well be elongated relative to past economic cycles given the muted nature of the recovery thus far. Typically during this stage of economic cycles our earnings-focused strategy has proven to be effective. For the latter part of 2011, the fear and negative sentiment with respect to Europe had challenged our investment process, in that many companies with superior earnings fundamentals were not being rewarded with higher stock prices. History tells us that this phenomenon is typically short-lived as stock prices and earnings typically only diverge temporarily. Thus far in 2012, this has held true as we are seeing a solid recovery in the effectiveness of our strategy. We are beginning to see the correlation of stock prices with earnings again, and our investment team continues to position our portfolios according to our valuation and earnings focused discipline. We suspect the very compelling recent equity valuations will be too tempting for investors to ignore for long, and we look for fundamental investment strategies like ours to continue to be in favor through the remainder of 2012 and beyond.

What we do today is what we have consistently done over time, build portfolios of companies with good valuation and a catalyst for fundamental improvement we believe is under-appreciated by other investors. It is a discipline that has kept us in good stead historically and one we believe will continue to be rewarded going forward.

This commentary reflects the viewpoints of Systematic Financial Management, L.P. as of February 29, 2012.

4

Systematic Value Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance

Systematic Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on April 1, 2002 (commencement of operations) to a $10,000 investment made in the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Systematic Value Fund since inception through February 29, 2012, and the Russell 1000® Value Index for the same time periods.

Average Annual Total Returns[1]		One Year	Five Years	Since Inception	Inception Date
Systematic Value Fund2,[3]
Institutional Class		(2.87)%	(1.19)%	4.80%	4/1/2002
Class A	No Load	(3.04)%	(1.42)%	0.98%	2/28/2006
Class A	With Load	(8.63)%	(2.58)%	(0.01)%	2/28/2006
Class C	No Load	(3.76)%	(2.15)%	0.25%	2/28/2006
Class C	With Load	(4.72)%	(2.15)%	0.25%	2/28/2006
Russell 1000® Value Index[4]		2.18%	(1.08)%	4.34%	4/1/2002	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call
(800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†       The date reflects the inception date of the Fund, not the index.

1       Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 29, 2012. All returns are in U.S. dollars($).

2       From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

3       The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

4       The Russell 1000® Value Index is a large-cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Systematic Value Fund

Fund Snapshots

February 29, 2012 (unaudited)

Portfolio Breakdown

Industry	Systematic Value Fund**	Russell 1000® Value Index
Financials	25.1%	25.7%
Energy	12.9%	12.4%
Health Care	11.5%	12.2%
Information Technology	9.6%	9.1%
Industrials	9.6%	9.3%
Consumer Discretionary	8.8%	9.3%
Materials	6.5%	2.7%
Consumer Staples	5.8%	7.8%
Utilities	5.0%	7.0%
Telecommunication Services	2.2%	4.5%

Other Assets and Liabilities	3.0%	0.0%

** As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Chevron Corp.*	3.0%
General Electric Co.*	2.9
Pfizer, Inc.*	2.9
Discover Financial Services*	2.8
JPMorgan Chase & Co.*	2.5
PNC Financial Services Group, Inc., The*	2.4
AT&T, Inc.*	2.2
Freeport McMoRan Copper & Gold, Inc., Class B	2.2
Metlife, Inc.	2.1
UnitedHealth Group, Inc.*	2.1

Top Ten as a Group	25.1%

*	Top Ten Holding at August 31, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Systematic Value Fund

Schedule of Portfolio Investments

February 29, 2012

	Shares		Value

Common Stocks - 97.0%
Consumer Discretionary - 8.8%
CBS Corp., Class B	36,900		$1,103,311
Delphi Automotive PLC*	13,400	[2]	428,800
Foot Locker, Inc.	41,200		1,201,804
Home Depot, Inc., The	19,650		934,750
Macy’s, Inc.	36,000		1,366,920
PVH Corp.	7,100		603,571
Wyndham Worldwide Corp.	15,950		701,640
Total Consumer Discretionary			6,340,796
Consumer Staples - 5.8%
Constellation Brands, Inc., Class A*	18,400		401,856
CVS Caremark Corp.	29,200		1,316,920
Herbalife, Ltd.	14,000		926,940
Kraft Foods, Inc.	23,900		909,873
Smithfield Foods, Inc.*	27,900		653,697
Total Consumer Staples			4,209,286
Energy - 12.9%
Anadarko Petroleum Corp.	12,850		1,080,942
Apache Corp.	9,450		1,019,938
Chevron Corp.	19,900		2,171,488
ConocoPhillips Co.	15,050		1,152,078
Marathon Petroleum Corp.	18,000		747,900
Nabors Industries, Ltd.*	32,800		714,384
National Oilwell Varco, Inc.	15,925		1,314,290
Oil States International, Inc.*	4,050		328,941
Suncor Energy, Inc.	22,100		794,274
Total Energy			9,324,235
Financials - 25.1%
Aflac, Inc.	17,300		817,425
Allstate Corp., The*	16,300		512,309
Bank of America Corp.	85,200		679,044
Blackrock, Inc.	2,775		552,225
Capital One Financial Corp.	19,400		981,640
Citigroup, Inc.	33,660		1,121,551
Comerica, Inc.	17,100		507,699
Discover Financial Services	66,900		2,007,669
Fifth Third Bancorp	79,600		1,083,356
JPMorgan Chase & Co.	47,000		1,844,280
KeyCorp	109,700		888,570
Lincoln National Corp.	31,900		792,396
Metlife, Inc.	38,900		1,499,595

	Shares	Value

Morgan Stanley	24,800	$459,792
PNC Financial Services Group, Inc., The	29,300	1,743,936
Prudential Financial, Inc.	20,200	1,235,432
Raymond James Financial, Inc.	6,200	219,294
SLM Corp.	75,200	1,185,152
Total Financials		18,131,365
Health Care - 11.5%
Aetna, Inc.	15,250	713,090
Amgen, Inc.	11,100	754,245
Bristol-Myers Squibb Co.	24,725	795,403
HCA Holdings, Inc.*	17,700	472,059
McKesson Corp.	9,650	805,872
Merck & Co., Inc.	32,600	1,244,342
Pfizer, Inc.	97,800	2,063,580
UnitedHealth Group, Inc.	26,600	1,482,950
Total Health Care		8,331,541
Industrials - 9.6%
Caterpillar, Inc.	8,900	1,016,469
Cummins, Inc.	3,975	479,266
Eaton Corp.	12,900	673,251
General Electric Co.	112,000	2,133,600
Hertz Global Holdings, Inc.*	49,725	711,067
KBR, Inc.	11,900	432,208
Owens Corning, Inc.*	1,125	35,606
Timken Co.	17,234	903,062
Triumph Group, Inc.	3,800	242,440
Tyco International, Ltd.	6,000	310,920
Total Industrials		6,937,889
Information Technology - 9.6%
Broadcom Corp., Class A*	23,300	865,596
Cisco Systems, Inc.	60,600	1,204,728
Dell, Inc.*	27,300	472,290
Electronic Arts, Inc.*	4,050	66,136
EMC Corp.*	18,141	502,324
KLA-Tencor Corp.	7,400	358,160
Lam Research Corp.*	22,425	935,122
Linear Technology Corp.	10,500	351,540
Seagate Technology	35,850	941,421
Skyworks Solutions, Inc.*	15,150	408,596
Symantec Corp.*	24,975	445,554
VeriFone Holdings, Inc.*	7,800	373,542
Total Information Technology		6,925,009

The accompanying notes are an integral part of these financial statements. 7

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 6.5%
Agrium, Inc.	5,450	$464,122
Ashland, Inc.	10,325	656,257
CF Industries Holdings, Inc.	2,125	395,250
Domtar Corp.	6,000	575,220
Freeport McMoRan Copper & Gold, Inc., Class B	37,400	1,591,744
LyondellBasell Industries, N.V., Class A	15,250	658,495
Nucor Corp.	8,250	359,123
Total Materials		4,700,211
Telecommunication Services - 2.2%
AT&T, Inc.	53,100	1,624,329
Utilities - 5.0%
FirstEnergy Corp.	10,850	480,546
National Fuel Gas Co.	10,400	523,432

	Shares	Value

NiSource, Inc.	35,100	$842,400
PPL Corp.	35,800	1,022,090
Southern Co., The	16,750	740,183
Total Utilities		3,608,651
Total Common Stocks (cost $60,801,958)		70,133,312
Other Investment Companies - 3.6%[1]
BNY Mellon Overnight Government Fund, 0.15%[3]	435,575	435,575
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10%	2,141,474	2,141,474
Total Other Investment Companies (cost $2,577,049)		2,577,049
Total Investments - 100.6% (cost $63,379,007)		72,710,361
Other Assets, less Liabilities - (0.6)%		(411,821)
Net Assets - 100.0%		$72,298,540

The accompanying notes are an integral part of these financial statements. 8

Systematic Mid Cap Value Fund

Investment Manager’s Comments

The Year In Review

Over the 12 months ended February 29, 2012, the Systematic Mid Cap Value Fund (Institutional Class) (the “Fund”) returned -1.49%, lagging the 1.45% return of the Russell Mid Cap Value® Index.

The trailing 12-month period was a volatile time for the equity markets, with signs of improvement coming during the fourth quarter that has carried over to early 2012. Flight-to-quality became a defining characteristic over the course of the past 12 months, especially once fears about Europe began to dominate the headlines once again. The bulk of the Fund’s underperformance occurred during the third quarter of 2011. It was primarily a result of stock prices decoupling from earnings during the quarter, as we experienced a deceleration of macroeconomic growth during the summer. However, lingering concerns among some investors about a double-dip recession were assuaged by some positive economic data in the final months of 2011, and the positive developments have continued in 2012. The positive economic advances have spanned the retail, manufacturing, housing and financial sectors. These favorable releases helped lower investors’ risk aversion and allowed the Fund to participate in a rally that saw some U.S. equity indexes appreciate over 25%.

The respectable finish to 2011 and beginning of 2012 notwithstanding, the past 12 months presented some challenges for active managers. Investors alternated between risk aversion and risk tolerance throughout. This caused correlations among individual stock returns to reach record levels in late summer—higher than during the Great Depression and the 2008 Financial Crisis. As a result, stock prices did not follow cash flow and earnings trends as they typically do. The elevated correlations were a headwind for our strategy, as the superior earnings and cash flow fundamentals of our companies went unrewarded by Wall Street for a good portion of the year.

For the trailing one-year period ending February 29, 2012, the Systematic Mid Cap Value Fund lagged its benchmark by about 300 basis points. The Fund’s underperformance was mostly concentrated during the third quarter of 2011. From an attribution perspective, the underperformance for the period was mostly driven by stock selection. Because our rigorous bottom-up focus on company fundamentals led us to construct a generally pro-cyclical portfolio, our individual stock selection tended to focus on companies leveraged to a sustained economic recovery (so-called high-beta stocks). This was a negative contributor to performance earlier in the time period, particularly during the third quarter, due to the temporary macroeconomic deceleration in the summer of 2011 and the overall volatility spurred by financial instability in Europe. These factors had a negative impact on U.S. investors, which were uncertain about the potential ramifications for banks and the sustainability of the global recovery. Systematic’s steadfast commitment to bottom-up investing and stock fundamentals was eventually rewarded during the fourth quarter of 2011 and the first two months of 2012, as double-dip concerns diminished and markets began to normalize. Generally speaking, this has helped companies more likely to benefit from an economic recovery to outperform. The Fund’s tilt has helped relative results.

The Fund’s stock selections detracted during the trailing 12-month period. Stock selection in the information technology, materials and health care sectors lagged the Index most significantly, with energy and telecommunications also detracting. The strongest sector on a stock-picking basis was the consumer discretionary sector. This sector was by far the largest contributor to absolute and relative returns as the Fund’s consumer discretionary holdings returned 31.9%, compared to 10.9% for the Index. Industrials and consumer staples also made positive contributions to relative results.

From a sector allocation standpoint, our underweights to utilities and consumer staples hurt performance. Both were driven by our investment process, not any top-down decision. Our quantitative screens and investment process currently favor the more cyclical areas of the market. This is even more the case after defensive sectors dominated during 2011. We specifically saw that investors favored the utilities sector, primarily for its defensive characteristics and its high dividend yield. In light of the persistent low interest rate environment, utilities provided for a credible investment alternative to bonds in 2011. Relative performance was also hindered by a slight overweight to information technology, which was one of the worst performing sectors within the Russell Midcap Value® Index. As of February 29, 2012, the Fund’s pro-cyclical tilt was evident as our bottom-up portfolio construction process produced overweights relative to the Index in consumer discretionary, information technology and materials. Similarly, the Fund was underweight defensive sectors such as utilities.

Looking Forward

We are generally optimistic with respect to the outlook for the market and the Fund over the next 12 months. The improving recent U.S. macroeconomic data and bottom-up company research we conduct all suggest the economy will grow again over the next 12 months. We believe the domestic economy is just entering the middle innings of this cycle, a period that may well be elongated relative to past economic cycles given the muted nature of the recovery thus far. Typically during this stage of economic cycles our earnings-focused strategy has proven to be effective. For the latter part of 2011, the fear and negative sentiment with respect to Europe had challenged our investment process, in that many companies with superior earnings fundamentals were not being rewarded with higher stock prices. History tells us that this phenomenon is typically short-lived as stock prices and earnings typically only diverge temporarily. Thus far in 2012, this has held true as we are seeing a solid recovery in the effectiveness of our strategy. We are beginning to see the correlation of stock prices with earnings again, and our investment team continues to position our portfolios according to our valuation and earnings focused discipline. We suspect the very compelling recent equity valuations will be too tempting for investors to ignore for long, and we look for fundamental investment strategies like ours to continue to be in favor through the remainder of 2012 and beyond.

What we do today is what we have consistently done over time, build portfolios of companies with good valuation and a catalyst for fundamental improvement we believe is under-appreciated by other investors. It is a discipline that has kept us in good stead historically and one we believe will continue to be rewarded going forward.

This commentary reflects the viewpoints of Systematic Financial Management, L.P. as of February 29, 2012.

9

Systematic Mid Cap Value Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance

Systematic Mid Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on December 21, 2006 (commencement of operations) to a $10,000 investment made in the Russell Mid-cap® Value Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Systematic Mid Cap Value Fund since inception through February 29, 2012, and the Russell Midcap® Value Index for the same time periods

Average Annual Total Returns[1]		One Year	Five Years	Since Inception	Inception Date
Systematic Mid Cap Value Fund[2,3,4]
Institutional Class		(1.49)%	3.50%	4.19%	12/21/2006
Class A	No Load	(1.73)%	3.25%	3.93%	12/21/2006
Class A	With Load	(7.41)%	2.02%	2.75%	12/21/2006
Class C	No Load	(2.43)%	2.49%	3.18%	12/21/2006
Class C	With Load	(3.36)%	2.49%	3.18%	12/21/2006
Russell Midcap® Value Index[5]		1.45%	1.03%	1.76%	12/21/2006	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†       The date reflects the inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 29, 2012. All returns are in U.S. dollars($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patters, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]         The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[5]         The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Unlike the Fund, the Russell Midcap® Value Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Systematic Mid Cap Value Fund

Fund Snapshots

February 29, 2012 (unaudited)

Portfolio Breakdown

Industry	Systematic Mid Cap Value Fund**	Russell Midcap® Value Index
Financials	28.1%	31.1%
Consumer Discretionary	13.1%	11.7%
Industrials	12.2%	10.9%
Utilities	11.6%	13.1%
Information Technology	10.7%	8.6%
Materials	5.9%	4.7%
Consumer Staples	5.7%	6.6%
Energy	5.5%	6.6%
Health Care	4.1%	6.0%
Telecommunication Services	0.0%	0.7%
Other Assets and Liabilities	3.1%	0.0%

** As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
PPL Corp.*	2.8%
Lincoln National Corp.	2.6
Discover Financial Services*	2.6
Invesco, Ltd.	2.4
SLM Corp.	2.3
NiSource, Inc.	2.3
Energen Corp.	2.2
KeyCorp	2.2
Timken Co.	2.2
CMS Energy Corp.	2.1

Top Ten as a Group	23.7%

*	Top Ten Holding at August 31, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments

February 29, 2012

	Shares		Value

Common Stocks - 96.9%
Consumer Discretionary - 13.1%
Big Lots, Inc.*	50,375		$2,208,944
Brinker International, Inc.	102,825		2,836,942
CBS Corp., Class B	84,900		2,538,510
Dana Holding Corp.*	64,800		1,036,800
Express, Inc.	137,175		3,264,765
Foot Locker, Inc.	206,300		6,017,771
Harley-Davidson, Inc.	39,875		1,857,378
Macy’s, Inc.	154,525		5,867,314
Pier 1 Imports, Inc.*	293,625		5,041,541
PVH Corp.	27,000		2,295,270
Scripps Networks Interactive, Inc., Class A	32,400		1,464,480
Signet Jewelers, Ltd.	58,925		2,763,582
Wyndham Worldwide Corp.	44,600		1,961,954
Total Consumer Discretionary			39,155,251
Consumer Staples - 5.7%
Constellation Brands, Inc., Class A*	145,300		3,173,352
Hain Celestial Group, Inc.*	60,575		2,473,883
Herbalife, Ltd.	75,475		4,997,200
Lorillard, Inc.	16,800		2,202,144
Nu Skin Enterprises, Inc., Class A	25,425		1,468,548
Smithfield Foods, Inc.*	111,750		2,618,302
Total Consumer Staples			16,933,429
Energy - 5.5%
HollyFrontier Corp.*	141,600		4,620,407
Oil States International, Inc.*	54,175		4,400,094
Spectra Energy Corp.	69,775		2,189,540
Superior Energy Services, Inc.*	175,900		5,160,906
Total Energy			16,370,947
Financials - 28.1%
Allstate Corp., The*	144,100		4,529,063
BioMed Realty Trust, Inc.	215,300		3,965,826
Brandywine Realty Trust	431,550		4,665,056
CBL & Associates Properties, Inc.	289,775		5,108,733
Comerica, Inc.	195,875		5,815,529
Discover Financial Services	256,925		7,710,319
DuPont Fabros Technology, Inc.	60,725	[2]	1,390,602
Fifth Third Bancorp	427,225		5,814,532
Home Properties of NY, Inc.	74,550		4,296,316
Invesco, Ltd.	284,900		7,056,973
KeyCorp	797,600		6,460,560
Kilroy Realty Corp.*	5,450		238,928
Lincoln National Corp.	313,400		7,784,856

	Shares	Value

Marsh & McLennan Co., Inc.	123,550	$3,854,760
Raymond James Financial, Inc.	163,975	5,799,796
SLM Corp.	441,200	6,953,312
XL Group PLC	104,425	2,172,040
Total Financials		83,617,201
Health Care - 4.1%
Cardinal Health, Inc.	132,850	5,519,917
Health Net, Inc.*	89,625	3,382,448
PerkinElmer, Inc.	72,125	1,947,375
Sirona Dental Systems, Inc.*	24,125	1,203,838
Total Health Care		12,053,578
Industrials - 12.2%
AGCO Corp.*	36,050	1,861,261
Cintas Corp.	58,225	2,245,156
Eaton Corp.	83,500	4,357,865
Hertz Global Holdings, Inc.*	306,725	4,386,168
KBR, Inc.	149,370	5,425,118
Owens Corning, Inc.*	93,775	2,967,979
Ryder System, Inc.	111,025	5,909,861
Timken Co.	122,075	6,396,730
Triumph Group, Inc.	41,420	2,642,596
Total Industrials		36,192,734
Information Technology - 10.7%
Agilent Technologies, Inc.*	65,075	2,838,572
Cadence Design Systems, Inc.*	427,000	5,025,790
Cirrus Logic, Inc.*	139,075	3,279,388
Electronic Arts, Inc.*	23,775	388,246
Jabil Circuit, Inc.	86,800	2,242,044
Lam Research Corp.*	65,400	2,727,180
Linear Technology Corp.	63,925	2,140,209
Seagate Technology	136,750	3,591,055
Skyworks Solutions, Inc.*	86,550	2,334,254
Symantec Corp.*	75,750	1,351,380
ValueClick, Inc.*	250,525	5,210,920
Western Digital Corp.*	21,875	858,594
Total Information Technology		31,987,632
Materials - 5.9%
Agrium, Inc.	19,100	1,626,556
Ashland, Inc.	67,175	4,269,643
Cytec Industries, Inc.*	28,650	1,703,529
MeadWestvaco Corp.	138,875	4,205,135
Nucor Corp.	98,100	4,270,293
Valspar Corp., The*	33,500	1,552,725
Total Materials		17,627,881

The accompanying notes are an integral part of these financial statements. 12

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Utilities - 11.6%
American Water Works Co., Inc.	125,025	$4,285,857
CMS Energy Corp.	297,000	6,358,770
Energen Corp.	125,400	6,675,042
FirstEnergy Corp.	44,500	1,970,905
NiSource, Inc.	287,925	6,910,200
PPL Corp.	295,950	8,449,372
Total Utilities		34,650,146
Total Common Stocks (cost $257,368,274)		288,588,799

	Shares	Value

Other Investment Companies - 2.4%[1]
BNY Mellon Overnight Government Fund, 0.15%[3]	1,415,969	$1,415,969
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10%	5,711,233	5,711,233
Total Other Investment Companies (cost $7,127,202)		7,127,202
Total Investments - 99.3% (cost $264,495,476)		295,716,001
Other Assets, less Liabilities - 0.7%		2,214,813
Net Assets - 100.0%		$297,930,814

The accompanying notes are an integral part of these financial statements. 13

Managers AMG Funds - Systematic Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At February 29, 2012, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/ or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Systematic Value Fund	$64,704,461	$8,360,359	($354,459)	$8,005,900
Systematic Mid Cap Value Fund	268,324,841	28,643,427	(1,252,267)	27,391,160

*	Non-income-producing security.
[1]

Yield shown for each short-term investment represents its February 29, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of February 29, 2012, amounting to:

Fund	Market Value	% of Net Assets
Systematic Value Fund	$425,600	0.6%
Systematic Mid Cap Value Fund	$1,379,817	0.5%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

As of February 29, 2012, the securities in each Fund were all based as Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of February 29, 2012, each Fund had no transfers between Level 1 and Level 2 from the beginning of the reporting period.

14

Managers AMG Funds

Statements of Assets and Liabilities

February 29, 2012

	Systematic Value	Systematic Mid Cap Value
Assets:
Investments at value* (including securities on loan valued at $425,600 and $1,379,817, respectively)	$72,710,361	$295,716,001
Receivable for investments sold	813,705	6,652,276
Receivable for Fund shares sold	228,195	1,468,817
Dividends and other receivables	123,342	403,372
Prepaid expenses	21,635	43,947
Total assets	73,897,238	304,284,413
Liabilities:
Payable for investments purchased	939,570	3,850,618
Payable for Fund shares repurchased	108,725	806,509
Payable upon return of securities loaned	435,575	1,415,969
Accrued expenses:
Investment management and advisory fees	38,742	170,079
Distribution fees — Class A shares	5,301	5,229
Distribution fees — Class C shares	493	1,627
Other	70,292	103,568
Total liabilities	1,598,698	6,353,599
Net Assets	$72,298,540	$297,930,814
Net Assets Represent:
Paid-in capital	$72,002,227	$282,979,691
Undistributed net investment income	167,297	501,098
Accumulated net realized loss from investments	(9,202,338)	(16,770,500)
Net unrealized appreciation of investments	9,331,354	31,220,525
Net Assets	$72,298,540	$297,930,814
Class A Shares:
Net Assets	$28,911,266	$26,676,590
Shares outstanding	2,877,576	2,385,770
Net asset value and redemption price per share	$10.05	$11.18
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% — maximum sales charge))	$10.66	$11.86
Class C Shares:
Net Assets	$621,621	$2,092,282
Shares outstanding	62,425	189,870
Net asset value and offering price per share	$9.96	$11.02
Institutional Class Shares:
Net Assets	$42,765,653	$269,161,942
Shares outstanding	4,249,435	23,992,452
Net asset value, offering and redemption price per share	$10.06	$11.22
* Investments at cost	$63,379,007	$264,495,476

The accompanying notes are an integral part of these financial statements. 15

Managers AMG Funds

Statements of Operations

For the fiscal year ended February 29, 2012

	Systematic Value	Systematic Mid Cap Value
Investment Income:
Dividend income	$1,723,959	$4,257,420
Interest income	—	159
Foreign withholding tax	(481)	(1,552)
Securities lending fees	764	10,300
Total investment income	1,724,242	4,266,327
Expenses:
Investment management and advisory fees	657,452	1,795,427
Distribution fees — Class A shares	94,750	56,695
Distribution fees — Class C shares	6,748	18,387
Transfer agent	33,575	32,272
Professional fees	40,780	59,588
Custodian	27,413	50,485
Registration fees	41,203	61,193
Reports to shareholders	16,417	62,868
Trustees fees and expenses	7,268	19,012
Miscellaneous	7,566	18,958
Total expenses	933,172	2,174,885
Expense repayments	25,431	—
Expense reimbursements	(63,003)	(23,045)
Expense reductions	(59,471)	(66,552)
Net expenses	836,129	2,085,288
Net investment income	888,113	2,181,039
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	3,832,764	(16,563,702)
Net change in unrealized appreciation (depreciation) of investments	(12,497,907)	8,968,685
Net realized and unrealized loss	(8,665,143)	(7,595,017)
Net decrease in net assets resulting from operations	$(7,777,030)	$(5,413,978)

The accompanying notes are an integral part of these financial statements. 16

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal year ended

	Systematic Value		Systematic Mid Cap Value
	February 29, 2012	February 28, 2011	February 29, 2012	February 28, 2011
Increase (decrease) in Net Assets From Operations:
Net investment income	$888,113	$602,763	$2,181,039	$620,881
Net realized gain (loss) on investments	3,832,764	21,078,820	(16,563,702)	21,034,981
Net change in unrealized appreciation (depreciation) of investments	(12,497,907)	5,844,132	8,968,685	9,679,809
Net increase (decrease) in net assets resulting from operations	(7,777,030)	27,525,715	(5,413,978)	31,335,671
Distributions to Shareholders:
From net investment income:
Class A	(301,744)	(234,852)	(98,167)	(67,341)
Class C	(627)	—	—	—
Institutional Class	(524,915)	(397,790)	(1,598,525)	(599,689)
From net realized gain on investments:
Class A	—	—	(959,906)	(183,852)
Class C	—	—	(71,515)	(13,673)
Institutional Class	—	—	(9,935,660)	(1,102,772)
Total distributions to shareholders	(827,286)	(632,642)	(12,663,773)	(1,967,327)
From Capital Share Transactions:
Proceeds from sale of shares	18,138,821	17,992,692	285,993,764	47,349,050
Reinvestment of dividends and distributions	826,205	626,488	12,167,453	1,758,834
Cost of shares repurchased	(65,704,044)	(41,699,874)	(122,090,411)	(42,388,183)
Net increase (decrease) from capital share transactions	(46,739,018)	(23,080,694)	176,070,806	6,719,701
Total increase (decrease) in net assets	(55,343,334)	3,812,379	157,993,055	36,088,045
Net Assets:
Beginning of year	127,641,874	123,829,495	139,937,759	103,849,714
End of year	$72,298,540	$127,641,874	297,930,814	$139,937,759
End of year undistributed net investment income	$167,297	$105,771	$501,098	$51,839

The accompanying notes are an integral part of these financial statements. 17

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Systematic Value — Class A	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net Asset Value, Beginning of Year	$10.47	$8.46	$5.54	$10.74	$12.13
Income from Investment Operations:
Net investment income	0.10	0.04	0.05	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.43)	2.01	2.93	(5.22)	(0.50)
Total from investment operations	(0.33)	2.05	2.98	(5.09)	(0.39)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.04)	(0.06)	(0.11)	(0.10)
Net realized gain on investments	—	—	—	—	(0.90)
Total distributions to shareholders	(0.09)	(0.04)	(0.06)	(0.11)	(1.00)
Net Asset Value, End of Year	$10.05	$10.47	$8.46	$5.54	$10.74
Total Return[1]	(3.04)%	24.22%	53.81%	(47.56)%	(4.18)%
Ratio of net expenses to average net assets	1.03%[3]	1.09%	1.12%	1.12%	1.14%
Ratio of net investment income to average net assets[1]	0.81%	0.37%	0.72%	1.67%	1.00%
Portfolio turnover	100%	132%	135%	165%	110%
Net assets at end of year (000’s omitted)	$28,911	$56,153	$64,147	$40,730	$62,389

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.16%	1.15%	1.15%	1.18%	1.20%
Ratio of net investment income to average net assets	0.68%	0.31%	0.69%	1.61%	0.94%

	For the fiscal year ended
Systematic Value — Class C	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net Asset Value, Beginning of Year	$10.36	$8.40	$5.50	$10.63	$12.05
Income from Investment Operations:
Net investment income (loss)	0.00 #	(0.04)	0.01	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.39)	2.00	2.89	(5.17)	(0.54)
Total from investment operations	(0.39)	1.96	2.90	(5.09)	(0.48)
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	(0.04)	(0.05)
Net realized gain on investments	—	—	—	—	(0.89)
Total distributions to shareholders	(0.01)	—	—	(0.04)	(0.94)
Net Asset Value, End of Year	$9.96	$10.36	$8.40	$5.50	$10.63
Total Return[1]	(3.76)%	23.33%	52.73%	(47.97)%	(4.91)%
Ratio of net expenses to average net assets	1.78%[3]	1.84%	1.87%	1.87%	1.89%
Ratio of net investment income (loss) to average net assets[1]	0.12%	(0.38)%	0.03%	0.88%	0.30%
Portfolio turnover	100%	132%	135%	165%	110%
Net assets at end of year (000’s omitted)	$622	$946	$1,197	$1,959	$3,266

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.91%	1.90%	1.90%	1.93%	1.95%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.44)%	0.00%#	0.82%	0.24%

18

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Systematic Value — Institutional Class Shares	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net Asset Value, Beginning of Year	$10.50	$8.48	$5.55	$10.77	$12.16
Income from Investment Operations:
Net investment income	0.14	0.06	0.06	0.09	0.15
Net realized and unrealized gain (loss) on investments	(0.46)	2.02	2.95	(5.18)	(0.51)
Total from investment operations	(0.32)	2.08	3.01	(5.09)	(0.36)
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.06)	(0.08)	(0.13)	(0.13)
Net realized gain on investments	—	—	—	—	(0.90)
Total distributions to shareholders	(0.12)	(0.06)	(0.08)	(0.13)	(1.03)
Net Asset Value, End of Year	$10.06	$10.50	$8.48	$5.55	$10.77
Total Return[1]	(2.87)%	24.58%	54.22%	(47.45)%	(3.94)%
Ratio of net expenses to average net assets	0.78%[3]	0.84%	0.87%	0.87%	0.89%
Ratio of net investment income to average net assets[1]	1.06%	0.63%	0.96%	2.01%	1.20%
Portfolio turnover	100%	132%	135%	165%	110%
Net assets at end of year (000’s omitted)	$42,766	$70,543	$58,486	$27,623	$28,944

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.91%	0.90%	0.90%	0.93%	0.95%
Ratio of net investment income to average net assets	0.93%	0.57%	0.93%	1.95%	1.14%

#	Rounds to less than $0.01 per share or 0.01%.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.81% from 0.90%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended February 29, 2012.

19

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Systematic Mid Cap Value — Class A	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net Asset Value, Beginning of Year	$11.91	$9.28	$6.08	$10.01	$10.41
Income from Investment Operations:
Net investment income	0.07	0.01	0.04	0.07	0.03
Net realized and unrealized gain (loss) on investments	(0.33)	2.78	3.20	(3.95)	(0.25)
Total from investment operations	(0.26)	2.79	3.24	(3.88)	(0.22)
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.04)	(0.04)	(0.05)	(0.03)
Net realized gain on investments	(0.43)	(0.12)	—	—	(0.15)
Total distributions to shareholders	(0.47)	(0.16)	(0.04)	(0.05)	(0.18)
Net Asset Value, End of Year	$11.18	$11.91	$9.28	$6.08	$10.01
Total Return[1]	(1.73)%	30.22%	53.36%	(38.82)%	(2.29)%
Ratio of net expenses to average net assets	1.09%[4]	1.17%	1.20%	1.21%	1.23%
Ratio of net investment income to average net assets[1]	0.66%	0.31%	0.68%	0.90%	0.84%
Portfolio turnover	114%	148%	171%	142%	122%
Net assets at end of year (000’s omitted)	$26,677	$22,534	$11,719	$5,171	$4,863

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.13%	1.20%	1.24%	1.26%	1.82%
Ratio of net investment income to average net assets	0.62%	0.28%	0.64%	0.85%	0.26%

	For the fiscal year ended
Systematic Mid Cap Value — Class C	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net Asset Value, Beginning of Year	$11.77	$9.21	$6.05	$9.96	$10.40
Income from Investment Operations:
Net investment income (loss)	0.00 #	(0.03)	(0.01)	0.01	0.00 #
Net realized and unrealized gain (loss) on investments	(0.33)	2.71	3.17	(3.92)	(0.29)
Total from investment operations	(0.33)	2.68	3.16	(3.91)	(0.29)
Less Distributions to Shareholders from:
Net realized gain on investments	(0.42)	(0.12)	—	—	(0.15)
Net Asset Value, End of Year	$11.02	$11.77	$9.21	$6.05	$9.96
Total Return[1]	(2.43)%	29.15%	52.23%	(39.26)%	(2.95)%
Ratio of net expenses to average net assets	1.84%[4]	1.92%	1.95%	1.96%	1.98%
Ratio of net investment income (loss) to average net assets[1]	(0.11)%	(0.43)%	(0.10)%	0.12%	0.04%
Portfolio turnover	114%	148%	171%	142%	122%
Net assets at end of year (000’s omitted)	$2,092	$1,538	$491	$239	$441

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.88%	1.95%	1.99%	2.01%	3.00%
Ratio of net investment income (loss) to average net assets	(0.15)%	(0.46)%	(0.14)%	0.07%	(0.98)%

20

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

			For the fiscal year ended

Systematic Mid Cap Value — Institutional Class Shares	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net Asset Value, Beginning of Year	$11.95	$9.30	$6.09	$10.03	$10.42
Income from Investment Operations:
Net investment income	0.09	0.06	0.07	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.32)	2.78	3.20	(3.92)	(0.24)
Total from investment operations	(0.23)	2.84	3.27	(3.87)	(0.20)
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.07)	(0.06)	(0.07)	(0.04)
Net realized gain on investments	(0.43)	(0.12)	—	—	(0.15)
Total distributions to shareholders	(0.50)	(0.19)	(0.06)	(0.07)	(0.19)
Net Asset Value, End of Year	$11.22	$11.95	$9.30	$6.09	$10.03
Total Return[1]	(1.49)%	30.63%[3]	53.75%[3]	(38.66)%	(2.13)%
Ratio of net expenses to average net assets	0.84%[4]	0.92%	0.95%	0.96%	0.98%
Ratio of net investment income to average net assets[1]	0.95%	0.57%	0.90%	1.19%	1.03%
Portfolio turnover	114%	148%	171%	142%	122%
Net assets at end of year (000’s omitted)	$269,162	$115,866	$91,640	$53,451	$17,223

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.88%	0.95%	0.99%	1.01%	1.98%
Ratio of net investment income (loss) to average net assets	0.91%	0.54%	0.86%	1.14%	0.04%

#	Rounds to less than $0.01 per share or 0.01%.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Value as shown.
[4]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.87% from 0.99%. The expense ratio shown reflects the weighted average expense ratio for the full fiscal year ended February 29, 2012.

21

Managers AMG Funds

Notes to Financial Statements

February 29, 2012

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: Systematic Value Fund (“Value”) and Systematic Mid Cap Value Fund (“Mid Cap Value”), each a “Fund” and collectively the “Funds.”

Value and Mid Cap Value each offer three classes of shares: Class A, Class C, and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class C shares and certain class A shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of each Fund’s investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio security to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

22

Managers AMG Funds

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker- quoted securities, fair valued securities with observable inputs)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Funds’ expenses. For the fiscal year ended February 29, 2012, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Value – $59,358 or 0.06%, and Mid Cap Value – $66,229 or 0.03%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended February 29, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended February 29, 2012, overdraft fees for Value and Mid Cap Value equaled $3 and $81, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended February 29, 2012, the transfer agent expense was reduced as follows: Value – $113, Mid Cap Value – $323.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if

23

Managers AMG Funds

Notes to Financial Statements (continued)

any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended February 29, 2012 and February 28, 2011 were as follows:

	Value		Mid Cap Value
	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$827,286	$632,642	$1,697,226	$667,030
Short-term capital gains	—	—	2,197,313	—
Long-term capital gains	—	—	8,769,234	1,300,297

Total	$827,286	$632,642	$12,663,773	$1,967,327

As of February 29, 2012, the components of distributable earnings (excluding appreciation / depreciation) on a tax basis consisted of:

	Value	Mid Cap Value
Capital loss carryforward	$6,488,851	$3,982,523
Undistributed ordinary income	$167,297	$385,021
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2010-2011, and February 29, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law–Regulated Investment Company Modernization Act: Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Fund’s first taxable year subject to the Act is the current fiscal year ended February 29, 2012.

f.	Capital Loss Carryovers and Deferrals

As of February 29, 2012, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires February 28,
Value (Pre-Enactment)	$6,488,851	—	2018

Mid Cap Value (Post-Enactment)	$3,982,523	—	Unlimited

For the year ended February 29, 2012, the Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
Fund	Short-Term	Long-Term
Value	$6,180,064	—
Mid Cap Value	—	—

24

Managers AMG Funds

Notes to Financial Statements (continued)

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended February 29, 2012 and February 28, 2011, the capital stock transactions by class for Value and Mid Cap Value were:

	Value				Mid Cap Value
	For the fiscal year ended February 29, 2012		For the fiscal year ended February 28, 2011		For the fiscal year ended February 29, 2012		For the fiscal year ended February 28, 2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sale of shares	1,131,587	$10,767,827	860,023	$7,780,405	1,777,154	$20,008,361	1,449,331	$15,638,099
Reinvestment of dividends and distributions	33,273	301,124	23,703	233,475	102,645	1,043,898	21,187	237,932
Cost of shares repurchased	(3,649,813)	(36,889,505)	(3,104,865)	(29,096,642)	(1,385,976)	(15,185,282)	(841,102)	(8,772,610)

Net Increase (Decrease) - Class A	(2,484,953)	($25,820,554)	(2,221,139)	($21,082,762)	493,823	$5,866,977	629,416	$7,103,421

Class C:
Proceeds from sale of shares	586	$6,125	4,292	$40,869	103,201	$1,158,447	90,857	$935,758
Reinvestment of dividends and distributions	46	411	—	—	6,867	68,948	1,184	13,149
Cost of shares repurchased	(29,563)	(297,565)	(55,417)	(490,398)	(50,836)	(537,691)	(14,707)	(156,033)

Net Increase (Decrease) - Class B	(28,931)	($291,029)	(51,125)	($449,529)	59,232	$689,704	77,334	$792,874

Institutional Class:
Proceeds from sale of shares	755,040	$7,364,869	1,117,910	$10,171,418	23,344,311	$264,826,956	2,968,532	$30,798,716
Reinvestment of dividends and distributions	57,910	524,670	39,819	393,013	1,083,785	11,054,607	134,022	1,507,753
Cost of shares repurchased	(3,284,589)	(28,516,974)	(1,336,100)	(12,112,834)	(10,134,578)	(106,367,438)	(3,252,774)	(33,459,540)

Net Increase (Decrease) - Institutional Class	(2,471,639)	($20,627,435)	(178,371)	($1,548,403)	14,293,518	$169,514,125	(150,220)	($1,153,071)

25

Managers AMG Funds

Notes to Financial Statements (continued)

At August 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows: Value – three collectively own 57%; Mid Cap Value – two collectively own 56%. Transactions by these shareholders may have a material impact on their respective funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Systematic Financial Management, L.P. (“Systematic”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Systematic with respect to each of the Funds. AMG indirectly owns a majority interest in Systematic.

Value and Mid Cap Value are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% and 0.75%, respectively, of the average daily net assets of the Funds. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Systematic, Systematic reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager and Systematic have contractually agreed, through July 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Fund
Value	0.81%
Mid Cap Value	0.87%

For the period from March 1, 2011 to June 30, 2011, Value and Mid Cap Value had a contractual expense limitation of 0.90% and 0.99%, respectively.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the above percentages, based on each Fund’s average daily net assets. For the fiscal year ended February 29, 2012, each Fund’s components of reimbursement are detailed in the following chart:

	Value	Mid-Cap
Reimbursement Available - 2/28/11	$20,566	—
Additional Reimbursements	63,003	$23,045
Repayments	(25,431)	—
Expired Reimbursements	—	—

Reimbursement Available - 2/29/12	$58,138	$23,045

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangements discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of

26

Managers AMG Funds

Notes to Financial Statements (continued)

the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Value and Mid Cap Value have adopted a distribution and service plan with respect to the Class A and Class C shares of each Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to Class A and Class C shares, respectively.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of each Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended February 29, 2012, the following Fund either borrowed from or lent to other Managers Funds: Value borrowed varying amounts up to $19,695,903 for 3 days paying interest of $1,452. Mid Cap Value borrowed $4,865,965 for 1 day paying interest of $146. The interest amounts can be found in the Statement of Operations as miscellaneous expense. For the same period, Mid Cap Value lent varying amounts up to $2,496,421 earning interest of $159. The interest amounts can be found in the Statement of Operations as interest income.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended February 29, 2012, for Value were $95,473,922 and $142,553,689, respectively; and Mid Cap Value were $427,095,376 and $266,660,888, respectively. There were no purchases or sales of U.S. Government obligations for either Fund for the fiscal year ended February 29, 2012.

4.	Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Melon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in Series B of the BNY Institutional Cash Reserves Fund (the “ICRF”), pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. ( the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from each Fund. On October 17, 2011, after certifying that each Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from each Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

27

Managers AMG Funds

Notes to Financial Statements (continued)

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

6.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure

Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	Value		Mid Cap Value
	2012	2011	2012	2011
Ordinary Income - QDI	100.00%	100.00%	100.00%	100.00%
Ordinary Income - DRD	100.00%	100.00%	100.00%	100.00%

Pursuant to section 852 of the Internal Revenue Code, Systematic Value and Systematic Mid Cap Value hereby designate as a capital gain distribution with respect to the taxable year ended February 29, 2012, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Systematic Value Fund and Systematic Mid Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Systematic Value Fund and Systematic Mid Cap Value Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at February 29, 2012, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

April 17, 2012

29

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58	Professor, University of California at Berkeley School
• Trustee since 1999	of Law (1990-Present); Director of Harding, Loevner
• Oversees 38 Funds in Fund Complex	Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006- 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Systematic Financial Management, L.P.

300 Frank W. Burr Blvd.

Glenpointe East, 7th Floor

Teaneck, NJ 07666

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Systematic Value Fund	$21,287	$22,396
Systematic Mid Cap Value Fund	$20,626	$21,700

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Systematic Value Fund	$6,000	$6,000
Systematic Mid Cap Value Fund(1)	$6,200	$6,200

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2009, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: May 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: May 3, 2012

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: May 3, 2012